UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 October 26, 2005

(Date of earliest event reported)

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware                              1-12162                  13-3404508

          (State of Incorporation)           (Commission File No.)     (IRS Employer

                                                                                              Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326

(Address of principal executive offices)

Registrant's telephone number, including area code:

 (248) 754-9200

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2[b])

[ ] Pre-commencement communications pursuant to Rule 13e- 4[c] under the Exchange Act (17 CFR 240.13e-4[c])

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 2.02       Results of Operations and Financial Condition

            On October 26, 2005, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the company's third quarter results.  The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01       Financial Statements and Exhibits

(d)        The following exhibit is included with this report:

Exhibit 99.1  Press Release dated October 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORGWARNER INC.

By: /s/ Vincent M. Lichtenberger

  Vincent M. Lichtenberger

  Assistant Secretary

Dated:    October 26, 2005